Subsequent Events	6 Months Ended
Jun. 30, 2023
Subsequent Events [Abstract]
Subsequent Events

Note 10

Subsequent Events:

Management has evaluated subsequent  events that have occurred through December 6, 2023, the date these financial statements were issued.

On September 28, 2023, the Company entered into a short-term loan agreement with Ronald Hafner, the Company’s Chairman of the Board of Directors, providing for an unsecured loan to the Company in the aggregate amount of CHF 500,000. The loan bears interest at a rate of 10% per annum and matures on November 30, 2023.

On October 25, 2023, the Company announced that it had received a written notice from Nasdaq Stock Market LLC indicating that the Company was not in compliance with the minimum bid price requirement for continued listing set forth in Listing Rule 5550(a)(2), which requires listed companies to maintain a minimum bid price of $1.00 per share. The Company has been granted a period of 180 calendar days to regain compliance with the minimum bid price requirement. The Company has until April 16, 2024, to regain compliance with the minimum bid price requirement.

On November 10, 2023, the Company, received a letter (the “Letter”), from its independent auditor, PricewaterhouseCoopers AG (the “Auditor”). The Letter, which was issued pursuant to Art. 725 and Art. 725b par. 1 of the Swiss Code of Obligations, requested that the Company provide a balance sheet at going concern and liquidation values as of October 31, 2023, to assess whether the Company’s equity showed an excess of liabilities over assets, with such balance sheet required to be provided no later than November 20, 2023. The Auditor advised it was issuing the Letter, in part, due to the fact that it has been advised that the Company would not have sufficient cash to fund its operations through December 31, 2023.

On November 15, 2023, the Company entered into a series of short-term loan agreements with certain existing shareholders of the Company, including Ronald Hafner, the Company’s Chairman of the Board of Directors, Felix Grisard, Jürgen Bauer and Maria Nayvalt, providing for unsecured loans to the Company in the aggregate amount of CHF 875,000.00 (approximately $1,000,000). The loans bear interest at a rate of 10% per annum and mature on the earlier of June 30, 2024, or a liquidity event with a strategic partner. The Company believes that the proceeds from the loas will resolve the issues raised by the Auditor in the Letter. In addition, the Company and Mr. Hafner agreed to extend the maturity of the previous short-term loan of CHF 500,000 that Mr. Hafner extended to the Company on September 28, 2023, such that it now expires on June 30, 2024.

On November 15, 2023, the Company reported that had selected a strategic partner and executed a non-binding term sheet for the out-licensing of its intellectual property, including its key asset Mazindol. The financial terms of the term sheet have not yet been finalized. Additionally, the Company has reported that it has implemented a workforce reduction of approximately 50%. This includes a pause on consulting agreements, reduction in non-clinical staff and reduction in non-essential operating expenses.

On December 1, 2023, the Company announced that it had entered into an exclusive worldwide option agreement with Aexon Labs, Inc., a privately held U.S. company (“Aexon Labs”), under which it may acquire global development and commercialization rights to Aexon Labs’ Dual Orexin Receptor Agonists platform, new molecular entities, highly selective dual oral orexin-1 and orexin-2 receptor agonists (OX1R and OX2R) with potential applications in the treatment of narcolepsy and idiopathic hypersomnia, as well as neuro-degenerative disorders such as Parkinson’s and Alzheimer’s disease. The transaction will be structured as an exclusive worldwide license for the development and commercialization by the Company of the Aexon Labs’ compounds and their derivatives. The Company must exercise its option by no later than March 31, 2024. It will pay Aexon Labs an upfront payment of $30,000 for the option exclusivity, and $170,000 upon execution of the definitive agreement to exercise the option. In addition, Aexon Labs will receive 15% of all proceeds earned by the Company in any future sub-licensing agreements which include upfront payments, regulatory milestones, commercial milestones and royalties earned during the first three years of commercialization in the U.S. and in the EU. The Company will be the sole party responsible for the design and execution of the research and development plan, for the conduct and management of the preclinical as well as clinical studies, and for the interactions with the U.S. Food and Drug Administration and/or any other regulatory agency. The Company will pay all costs associated with executing and completing those studies, as well as those associated with the preparation and submission of a new drug application. The Company will pay for all studies in all indications and regulatory filings in the U.S. as well as outside of the U.S. Eric Konofal, MD, PhD, who works under a part-time consulting agreement for the Company as its Chief Scientific Officer, is the president and founder of Aexon Labs, and owns 59% of Aexon Labs. Alexander Zwyer, Chief Executive Officer of NLS, owns 35% of Aexon Labs. Mr. Zwyer holds no board or executive position at Aexon Labs.